UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

VIEWPOINT FINANCIAL GROUP
 (Exact name of registrant as specified in its charter)

United States	001-32992	20-4484783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 22, 2008, ViewPoint Financial Group (the “Registrant”) entered into a trading plan with Keefe, Bruyette & Woods, Inc. (“KBW”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to facilitate repurchases of its common stock pursuant to its previously announced stock repurchase program (the “Rule 10b5-1 plan”). Repurchases could be made under the Rule 10b5-1 plan until the Registrant had repurchased 550,000 shares or December 31, 2008, whichever occurred first, subject to the right of the Registrant to terminate the Rule 10b5-1 plan at any time. Please reference the Registrant’s Form 8-K filing on May 22, 2008, for further details of the Rule 10b5-1 plan.

On August 26, 2008, the Registrant elected to terminate the Rule 10b5-1 plan. Prior to termination, 289,346 shares were repurchased under the Rule 10b5-1 plan at an average price of $14.95.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP

Date: September 2, 2008	By:	/s/ Pathie E. McKee

Pathie E. McKee, Executive Vice President and
Chief Financial Officer